                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-39791
                                                                       333-02419
                                                                       33-55218
                                                                       33-46515
                                                                       33-63685
                                                                       33-48765

           SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

       TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST Dated March 31, 1998
                TCW/DW GLOBAL TELECOM TRUST Dated July 31, 1998
              TCW/DW INCOME AND GROWTH FUND Dated March 31, 1998
            TCW/DW LATIN AMERICAN GROWTH FUND Dated March 31, 1998
              TCW/DW MID-CAP EQUITY TRUST Dated January 30, 1998
               TCW/DW SMALL CAP GROWTH FUND Dated April 24, 1998

     The Trustees of each investment company named above have approved certain changes to the Systematic Withdrawal Plan of each company, to take effect on October 1, 1998. EFFECTIVE OCTOBER 1, 1998, the disclosure in the section of each of the above Statements of Additional Information entitled "SHAREHOLDER SERVICES -- Systematic Withdrawal Plan" is hereby replaced by the following:

          Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders whose shares of TCW/DW Funds have an aggregate value of $10,000 or more. Shares of any Fund from which redemptions will be made pursuant to the Plan must have a value of $1,000 or more (referred to as a "SWP Fund"). The required share values are determined on the date the shareholder establishes the Withdrawal Plan. The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Funds' shares, on an annualized basis. Any applicable contingent deferred sales charge ("CDSC") will be i imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Fund account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. (For shareholders who established the Withdrawal Plan prior to October 1, 1998, the value of each SWP Fund account for the purpose of the 12% CDSC waiver will be determined at 4:00 p.m., New York time, on October 2, 1998.) Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

          A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Fund.

          Prior to adding an additional SWP Fund to an existing Withdrawal Plan, the required $10,000/$1,000 share values must be met, to be calculated on the date the shareholder adds the additional SWP Fund. However, the addition of a new SWP Fund will not change the account value for the 12% CDSC waiver for the SWP Funds already participating in the Withdrawal Plan.

          The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month, quarter, or semi-annual or annual period and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's Dean Witter Reynolds Inc. or other selected broker-dealer brokerage account, or amounts deposited electronically into the shareholder's bank account via the Automated Clearing House, within five business days after the date of redemption.

          Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although a shareholder may make additional investments while participating in the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of sales charges applicable to purchases or redemptions of shares (see "Purchase of Fund Shares" in the Prospectus).

          Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party, or sent to an address other than the one listed on the account, must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments and the address to which checks are mailed through his or her Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular Shareholder Investment Account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Repurchases and Redemption" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative.



September 30, 1998

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